UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 20, 2021

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HEARTLAND EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15087	93-0926999
(State of other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

901 HEARTLAND WAY,	NORTH LIBERTY,	IA	52317
(Address of Principal Executive Offices)			(Zip Code)
(319) 626-3600
Registrant's Telephone Number (including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HTLD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On August 20, 2021, Heartland Express, Inc. (the “Company”) announced that its Board of Directors had authorized the repurchase of up to 3,000,000 shares of its outstanding common stock in addition to the approximate 3,745,000 shares remaining under a prior authorization. The repurchase authorization does not have an expiration date and may be suspended or discontinued at any time without prior notice. A copy of the press release issued by the Company is attached as Exhibit 99.1.

Item 8.01. Other Events

On August 20, 2021, the Company announced the declaration of a quarterly cash dividend and a special cash dividend. A copy of the press release issued by the Company is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)     Exhibits

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Press release issued by the Company on August 20, 2021, announcing the declaration of a quarterly cash dividend, a special cash dividend, and an additional share repurchase authorization.

104	Cover Page Interactive Data File

The information contained in Item 7.01 of this report and the portion of Exhibit 99.1 related to the repurchase authorization shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act:”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the paragraph at the end of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risk, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

HEARTLAND EXPRESS, INC.

Date:	August 23, 2021	By:/s/Christopher A. Strain
Christopher A. Strain
Vice President-Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Press release issued by the Company on August 20, 2021, announcing the declaration of a quarterly cash dividend, a special cash dividend, and an additional share repurchase authorization.

104	Cover Page Interactive Data File